            Neuberger&Berman
LIMITED MATURITY BOND TRUST(R)


------------------------------
            A No-Load Bond Fund
--------------------------------------------------------------------------------

    YOU CAN BUY, OWN, AND SELL FUND SHARES ONLY THROUGH AN ACCOUNT WITH A PENSION PLAN ADMINISTRATOR, BROKER-DEALER, OR OTHER INSTITUTION (EACH AN "INSTITUTION") THAT PROVIDES ACCOUNTING, RECORDKEEPING AND OTHER SERVICES TO INVESTORS AND THAT HAS AN ADMINISTRATIVE SERVICES AGREEMENT WITH NEUBERGER&BERMAN MANAGEMENT INCORPORATED ("N&B MANAGEMENT").
--------------------------------------------------------------------------------
    Neuberger&Berman LIMITED MATURITY Bond Trust (the "Fund"), which is a series of Neuberger&Berman Income Trust (the "Trust"), invests all of its net investable assets in Neuberger&Berman LIMITED MATURITY Bond Portfolio (the "Portfolio"), a series of Income Managers Trust ("Managers Trust"), an open-end management investment company managed by N&B Management. The Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. The investment performance of the Fund directly corresponds with the investment performance of the Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this structure that you should consider, see "Summary" on page 3 and "Information Regarding Organization, Capitalization, and Other Matters" on page 23.
    The Fund is a no-load mutual fund, so there are no sales commissions or other charges when buying or redeeming shares. The Fund does not pay "12b-1 fees" to promote or distribute its shares. The Fund declares income dividends daily and pays them monthly.
    Please read this Prospectus before investing in the Fund and keep it for future reference. It contains information about the Fund that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Fund and Portfolio, dated February 3, 1997, is on file with the Securities and Exchange Commission ("SEC"). The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700.

                       PROSPECTUS DATED FEBRUARY 3, 1997

    MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

     SUMMARY                     3
The Fund and Portfolio           3
Risk Factors                     4
Management                       4
     EXPENSE INFORMATION         5
Shareholder Transaction
 Expenses for The Fund           5
Annual Fund Operating
 Expenses                        5
Example                          6
     FINANCIAL HIGHLIGHTS        7
Selected Per Share Data and
 Ratios                          7
Limited Maturity Bond Trust      8
     INVESTMENT PROGRAM         10
Short-Term Trading Portfolio
 Turnover                       11
Ratings of Securities           11
Borrowings                      12
Other Investments               13
Duration                        13
     PERFORMANCE INFORMATION    14
Yield                           14
Total Return                    14
Yield and Total Return
 Information                    14
     SHAREHOLDER SERVICES       15
How to Buy Shares               15
How to Sell Shares              15
     SHARE PRICES AND NET
     ASSET VALUE                17
     DIVIDENDS, OTHER
     DISTRIBUTIONS, AND
     TAXES                      18
Distribution Options            18
Taxes                           18
     MANAGEMENT AND
     ADMINISTRATION             20
Trustees and Officers           20
Investment Manager,
 Administrator, Distributor,
 and Sub-Adviser                20
Expenses                        21
Transfer Agent                  22
     INFORMATION REGARDING
     ORGANIZATION,
     CAPITALIZATION, AND
     OTHER MATTERS              23
The Fund                        23
The Portfolio                   23
     DESCRIPTION OF
     INVESTMENTS                26
     DIRECTORY                  32

                                       -

SUMMARY

--------------------------------
            The Fund and Portfolio
--------------------------------------------------------------------------------
    The Fund is a series of the Trust and invests in the Portfolio which, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund structure, because the Fund "feeds" shareholders' investments into the Portfolio, a "master" fund. The structure looks like this:

                                  SHAREHOLDERS

                                            BUY SHARES IN
                                       -
                                       .
                                      FUND

                                            INVESTS IN
                                       -
                                       .
                                   PORTFOLIO

                                            INVESTS IN
                                       -
                                       .
                               DEBT SECURITIES &
                                OTHER SECURITIES

    The trustees who oversee the Fund believe that this structure may benefit shareholders; investment in the Portfolio by investors in addition to the Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Fund and the Portfolio, including certain features of the master/feeder fund structure, see "Information Regarding Organization, Capitalization, and Other Matters" on page 23.
    The following table is a summary highlighting features of the Fund and the Portfolio. Please see "Investment Programs" on page 10. Of course, there can be no assurance that the Fund will meet its investment objective.

NEUBERGER&BERMAN    INVESTMENT          PRINCIPAL           OTHER
INCOME TRUST        OBJECTIVE           PORTFOLIO           INFORMATION
                                        INVESTMENTS
------------------------------------------------------------------------------
LIMITED             Highest current     Debt securities,    More potential
MATURITY            income consistent   primarily           price fluctuation;
                    with low risk to    investment grade;   maximum dollar-
                    principal and       maximum 10% below   weighted average
                    liquidity; and      investment grade,   duration of four
                    secondarily, total  but no lower than   years.
                    return.             B*.

*Securities that are below investment grade will be purchased only if rated B or higher by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") or, if unrated by either of those entities, deemed by N&B Management to be of comparable quality. See page 12.

-------------------
            Risk Factors
--------------------------------------------------------------------------------
    An investment in the Fund involves certain risks, depending upon the types of investments made by the Portfolio. The Portfolio invests in fixed income securities, which are likely to decline in value in times of rising market interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security. Special risk factors apply to investments in debt securities rated below investment grade, foreign securities, options and futures contracts and zero coupon bonds. For more details about the Portfolio, its investments and their risks, see "Investment Programs" on page 10 and "Description of Investments" on page 26.

-------------------
            Management
--------------------------------------------------------------------------------
    N&B Management, with the assistance of Neuberger&Berman, LLC ("Neuberger&Berman") as sub-adviser, selects investments for the Portfolio. N&B Management also provides administrative services to the Portfolio and the Fund and acts as distributor of Fund shares. See "Management and Administration" on page 20. If you want to know how to buy and sell shares of the Fund or exchange them for shares of other Neuberger&Berman Funds(R) made available through an Institution, see "Shareholder Services -- How to Buy Shares" on page 15, "Shareholder Services -- How to Sell Shares" on page 15, "Shareholder
Services -- Exchanging Shares" on page 18, and the policies of the Institution through which you are purchasing shares.

EXPENSE INFORMATION

    This section gives you certain information about the expenses of the Fund and the Portfolio. See "Performance Information" for important facts about the investment performance of the Fund, after taking expenses into account.

------------------------------------------------
            Shareholder Transaction Expenses
--------------------------------------------------------------------------------
    As shown by this table, the Fund imposes no transaction charges when you buy or sell Fund shares.

    Sales Charge Imposed on Purchases                    NONE
    Sales Charge Imposed on Reinvested Dividends         NONE
    Deferred Sales Charges                               NONE
    Redemption Fees                                      NONE
    Exchange Fees                                        NONE

----------------------------------------------------
           Annual Fund Operating Expenses
            (as a percentage of average daily net assets)
--------------------------------------------------------------------------------
    The following table shows annual Total Operating Expenses for the Fund, which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the Total Operating Expenses of the Portfolio. The Fund pays N&B Management an administration fee based on the Fund's average daily net assets. The Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the Fund. Therefore, the table combines management and administration fees. The Fund and Portfolio also incur other expenses for things such as accounting and legal fees, maintaining shareholder records, and furnishing shareholder statements and Fund reports. "Total Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses. The Fund's expenses are factored into its share prices and dividends and are not charged directly to Fund shareholders. For more information, see "Management and Administration" and the SAI.

     NEUBERGER&BERMAN          MANAGEMENT AND      12B-1      OTHER     TOTAL OPERATING
       INCOME TRUST         ADMINISTRATION FEES*    FEES    EXPENSES*      EXPENSES*
---------------------------------------------------------------------------------------
LIMITED MATURITY                    0.25%           None      0.55%          0.80%

*Reflects N&B Management's expense reimbursement undertaking described below.
    Total Operating Expenses for the Fund are based upon administration fees incurred by the Fund and management fees incurred by the Portfolio during the past fiscal year and any current expense reimbursement undertaking. "Other Expenses" are based on the Fund's and Portfolio's expenses for the past fiscal year. The trustees of the Trust believe that the aggregate per share expenses of the Fund and the

Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio. The trustees of the Trust also believe that investment in the Portfolio by investors in addition to the Fund may enable the Portfolio to achieve economies of scale which could reduce expenses. The expenses and, accordingly, the returns of other funds that may invest in the Portfolio may differ from those of the Fund.

    The previous table reflects N&B Management's voluntary undertaking to reimburse the Fund for its Total Operating Expenses and pro rata share of the Portfolio's Total Operating Expenses which, in the aggregate, exceed 0.80% of the Fund's average daily net assets. This undertaking can be terminated by N&B Management by giving the Fund at least 60 days' prior written notice. Absent the reimbursement, Management and Administration Fees would be 0.75%, Other Expenses would be 1.16%, and Total Operating Expenses would be 1.91% per annum of the average daily net assets of the Fund, respectively, based upon the expenses of the Fund for its 1996 fiscal year.
    For more information about the current expense reimbursement undertaking, see "Expenses" on page 21.

-------------
            Example
--------------------------------------------------------------------------------
    To illustrate the effect of Total Operating Expenses, let's assume that the Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in the Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:

            NEUBERGER&BERMAN
              INCOME TRUST                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------
LIMITED MATURITY                            $8        $26        $44         $99

    The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF THE EXPENSE REIMBURSEMENT CHANGES.

FINANCIAL HIGHLIGHTS

--------------------------------------------------
            Selected Per Share Data and Ratios
--------------------------------------------------------------------------------
    The financial information in the following tables is for the Fund as of October 31, 1996, and the prior periods. This information has been audited by the Fund's independent auditors. You may obtain, at no cost, further information about the performance of the Fund in its annual report to shareholders. The auditors' reports are incorporated in the SAI by reference to the annual report. Please call 800-877-9700 for a free copy of the annual report and up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman

-------------------------------------
            Limited Maturity Bond Trust
--------------------------------------------------------------------------------
    The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses. It should be read in conjunction with the Portfolio's Financial Statements and notes thereto.(6)

                                                                                                                   Period from
                                                                                                                    August 30,
                                                                                                                     1993(1)
                                                                                    Year Ended October 31,        to October 31,
                                                                                 1996        1995        1994          1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                               $9.61       $9.43       $9.97        $10.00
                                                                                -------------------------------------------------
Income From Investment Operations
  Net Investment Income                                                            .57         .58         .54           .08
  Net Gains or Losses on Securities (both realized and unrealized)                (.08)        .18        (.54)         (.03)
                                                                                -------------------------------------------------
      Total From Investment Operations                                             .49         .76          --           .05
                                                                                -------------------------------------------------
Less Distributions
  Dividends (from net investment income)                                          (.57)       (.58)       (.54)         (.08)
                                                                                -------------------------------------------------
Net Asset Value, End of Year                                                     $9.53       $9.61       $9.43        $ 9.97
                                                                                -------------------------------------------------
Total Return(2)                                                                  +5.29%      +8.36%      -0.01%        +0.55%(3)
                                                                                -------------------------------------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                                          $21.2       $11.9       $ 6.7        $  0.1
                                                                                -------------------------------------------------
  Ratio of Expenses to Average Net Assets(4)                                       .80%        .77%        .70%          .65%(5)
                                                                                -------------------------------------------------
  Ratio of Net Investment Loss to Average Net Assets(4)                           6.06%       6.16%       5.72%         4.99%(5)
                                                                                -------------------------------------------------

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS

1)The date investment operations commenced.
2)Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total returns would have been lower if N&B Management had not reimbursed certain expenses.
3)Not annualized.
4)After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                             Period from
                                                                           August 30, 1993
NEUBERGER&BERMAN                                 Year Ended October 31,    to October 31,
LIMITED MATURITY BOND TRUST                      1996     1995     1994         1993
---------------------------------------------------------------------------------------
Expenses                                         1.91%    2.18%    2.50%         2.50%
                                                --------------------------------------
Net Investment Income                            4.95%    4.75%    3.92%         3.14%
                                                --------------------------------------

5)Annualized.
6)Because the Fund invests only in the Portfolio and the Portfolio (rather than the Fund) engages in securities transactions, the Fund does not calculate a portfolio turnover rate. The portfolio turnover rates for the Portfolio were as follows:

                                                                      Period from
                                                                     July 2, 1993
                                                                     (Commencement
                                                                    of Operations)
                                         Year Ended October 31,     to October 31,
                                           1996   1995   1994            1993
------------------------------------------------------------------------------------
Neuberger&Berman
LIMITED MATURITY Bond Portfolio            169%    88%   102%              71%

INVESTMENT PROGRAM

    The investment policies and limitations of the Fund are identical to those of the Portfolio. The Fund invests only in the Portfolio. Therefore, the following shows you the kinds of securities in which the Portfolio invests. For an explanation of some types of investments, see "Description of Investments" on page 26.

    Investment policies and limitations of the Fund and the Portfolio are not fundamental unless otherwise specified in this Prospectus or the SAI. Fundamental policies may not be changed without shareholder approval. A non-fundamental policy or limitation may be changed by the trustees of the Trust or of Managers Trust without shareholder approval.

    The investment objective of the Fund and Portfolio are not fundamental. There can be no assurance that the Fund or Portfolio will achieve its objective. The Fund, by itself, does not represent a comprehensive investment program.

    Additional investment techniques, features, and limitations concerning the Portfolio's investment programs are described in the SAI.

    The value of fixed income securities is likely to rise in times of falling market interest rates and fall in times of rising interest rates. Investments in shorter-term income securities normally are less affected by interest rate changes than are investments in longer-term securities. The value of income securities is also affected by changes in the creditworthiness of the issuer.

    The investment objective of the Fund and Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return.

    The Portfolio invests in a diversified portfolio of debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio duration in light of market conditions and trends.

    The Portfolio invests in a diversified portfolio consisting primarily of U.S. Government and Agency Securities and investment grade debt securities issued by financial institutions, corporations, and others. The dollar-weighted average duration of the Portfolio will not exceed four years, although the Portfolio may invest in individual securities of any duration. The Portfolio's dollar-weighted average portfolio maturity may range up to five years. Securities, in which the Portfolio may invest, include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency Securities, and foreign investments. The Portfolio may invest up to 10% of its net assets in fixed income securities that are below investment grade, including unrated securities deemed by N&B Management to be of comparable quality. The Portfolio will not invest in such securities unless they are rated at least B by Moody's or S&P, or if unrated by either of those entities, deemed by N&B Management to be of comparable quality. For information on the risks associated with investments in securities rated below investment grade, see "Ratings of Securities." The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts and may lend portfolio securities. The Portfolio may invest up to 5% of its net assets in municipal securities when N&B Management believes such securities may outperform other available issues.

-----------------------------------------------------
            Short-Term Trading; Portfolio Turnover
--------------------------------------------------------------------------------

    Although the Portfolio does not purchase securities with the intention of profiting from short-term trading, it may sell portfolio securities prior to maturity when N&B Management believes that such action is advisable. The portfolio turnover rates of the Portfolio for 1996 and earlier years are set forth under "Notes to Financial Highlights." Turnover rates in excess of 100% generally result in higher transaction costs (which are borne directly by the Portfolio) and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions, and Taxes" on page 18 and the SAI.

------------------------------
            Ratings of Securities
--------------------------------------------------------------------------------
    INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO"), such as S&P, Moody's, Fitch Investors Service L.P. or Duff & Phelps Credit Rating Co., in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by N&B Management to be of comparable quality. Securities rated by Moody's in its fourth highest category (Baa) may have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.
    LOWER-RATED DEBT SECURITIES. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. N&B Management seeks to reduce the risks associated with investing in such securities by limiting the Portfolio's holdings in them and by extensively analyzing the potential benefits of such an investment in relation to the associated risks.

    The following table shows the ratings of debt securities held by the Portfolio during the period March 1, 1996* to October 31, 1996. The percentages in each category represent the average of dollar-weighted month-end holdings during the period. These percentages are historical only and are not necessarily representative of the ratings of current and future holdings. During this period, the Portfolio did not invest in any unrated corporate securities.

                                         MOODY'S                       S&P
                                       (AS A % OF                  (AS A % OF
                                      INVESTMENTS)                INVESTMENTS)
       INVESTMENT GRADE           RATING        AVERAGE       RATING        AVERAGE
-----------------------------------------------------------------------------------
Treasury/Agency**                 TSY/AGY        24.95%       TSY/AGY        24.95%
Highest quality                     Aaa          14.83%         AAA          14.83%
High quality                        Aa            4.03%         AA            0.81%
Upper-medium grade                   A           21.65%          A           21.45%
Medium grade                        Baa          18.20%         BBB          25.61%
LOWER QUALITY***
Moderately speculative              Ba           13.57%         BB           10.45%
Speculative                          B            1.34%          B            1.90%
Highly Speculative                  Caa             --          CCC             --
Poor Quality                        Ca              --          CC              --
Lowest quality, no interest          C              --           C              --
In default, in arrears              --              --           D              --
TOTAL                                            98.57%+                       100%

  *As of March 1, 1996, the Portfolio was authorized to invest up to 10% of its net assets in debt securities that are below investment grade.
 **U.S. Government and Agency Securities are not rated by Moody's or S&P. ***Includes securities rated investment grade by other NRSROs.
  +Moody's did not rate every security purchased during this period.

    Further information regarding the ratings assigned to securities purchased by the Portfolio, and the meanings of those ratings, is included in the SAI and the Fund's annual report.

-----------------
            Borrowings
--------------------------------------------------------------------------------

    The Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). As a nonfundamental policy, the Portfolio may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. Dollar rolls are treated as reverse repurchase agreements for purposes of this limitation.

--------------------------
            Other Investments
--------------------------------------------------------------------------------

    For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash or cash equivalents, commercial paper, U.S. Government and Agency Securities and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, and may adopt shorter than normal weighted average maturities or durations.

--------------
            Duration
--------------------------------------------------------------------------------

    Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including interest payments occurring before the final repayment of principal. N&B Management utilizes duration as a tool in portfolio selection instead of the more traditional measure known as "term to maturity." "Term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration, therefore, provides a more accurate measurement of a bond's likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond's price movement will be as interest rates change. For any fixed income security with interest payments accruing prior to the payment of principal, duration is always less than maturity.

    Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Portfolio's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, N&B Management, where permitted, will use more sophisticated analytical techniques that incorporate the expected economic life of a security into the determination of its interest rate exposure.

PERFORMANCE INFORMATION

    The performance of the Fund can be measured as YIELD or as TOTAL RETURN. The Portfolio invests in various kinds of fixed income securities, so their performance is related to changes in interest rates. Generally, investments in shorter-term income securities are less affected by interest rate changes than are investments in longer-term income securities. For this reason, longer-term bond funds usually have higher yields and carry more interest-rate risk than shorter-term bond funds. The creditworthiness of issuers of income securities also affects risk; for example, U.S. Government and Agency Securities are generally considered to have less credit risk than investment grade bonds.
    The table under "Summary -- The Fund and Portfolio" shows the investment objective, principal types of investments, and comparative information for the Fund and Portfolio. This should help you decide whether the Fund fits your needs. For more detailed information, see "Investment Programs" and "Description of Investments." Further information regarding the Fund's performance is presented in its annual report to shareholders, which is available without charge by calling 800-877-9700.
    Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

--------------------
            Yield
--------------------------------------------------------------------------------

    YIELD refers to the income generated by an investment over a particular period of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. EFFECTIVE YIELD is yield assuming that all distributions are reinvested.

---------------------------
            Total Return
--------------------------------------------------------------------------------

    TOTAL RETURN is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices from the beginning to the end of a period.

    An average annual total return is a hypothetical rate of return that, if achieved annually, would result in the same cumulative total return as was actually achieved for the period. This smooths out year-to-year variations in actual performance.

-------------------------------------------------
            Yield and Total Return Information
--------------------------------------------------------------------------------
    You can obtain current performance information about the Fund by calling N&B Management at 800-877-9700. N&B Management has reimbursed the Fund for certain expenses, which has the effect of increasing its yields and total returns.

SHAREHOLDER SERVICES

---------------------------
            How to Buy Shares
--------------------------------------------------------------------------------

    YOU CAN BUY AND OWN FUND SHARES ONLY THROUGH AN ACCOUNT WITH AN INSTITUTION THAT PROVIDES ACCOUNTING, RECORDKEEPING, AND OTHER SERVICES TO INVESTORS AND THAT HAS AN ADMINISTRATIVE SERVICES AGREEMENT WITH N&B MANAGEMENT. N&B Management and the Fund do not recommend, endorse, or receive payments from any Institution. N&B Management compensates Institutions for services they provide under an administrative services agreement. N&B Management does not provide investment advice to any Institution or its clients or make decisions regarding their investments.
    Each Institution will establish its own procedures for the purchase of Fund shares including minimum initial and additional investments for shares of the Fund and the acceptable methods of payment for shares. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after a purchase order is received and accepted by an Institution. Prices for shares of the Fund are usually calculated as of 4 p.m. Eastern time. Your Institution may be closed on days when the NYSE is open. As a result, prices for shares of the Fund may be significantly affected on days when you have no access to your Institution to buy shares.
    Other Information:

    - An Institution must pay for shares it purchases in U.S. dollars.


    - The Fund has the right to suspend the offering of its shares for a period of time. The Fund also has the right to accept or reject a purchase order in its sole discretion, including certain purchase orders through an exchange of shares.

    - The Fund will not issue a certificate for your shares.

    - Some Institutions may charge their clients a fee in connection with purchases of Fund shares.


    - Through an account with an Institution, you may be able to exchange shares of the Fund for shares of another Neuberger&Berman Fund. Investors should consult their Institution for more details.

--------------------------------
            How to Sell Shares
--------------------------------------------------------------------------------
    You can sell (redeem) all or some of your Fund shares only through an account with an Institution. Each Institution will establish its own procedures for the sale of Fund shares. Shares are sold at the next price calculated on a day the NYSE is open, after a sales order is received and accepted by an Institution. The price for shares of the Fund is usually calculated as of 4 p.m. Eastern time. Your Institution may be closed on days when the NYSE is open. As a result, prices for shares of the Fund may be significantly affected on days when you have no access to your Institution to sell shares.
    Other Information:

    - Redemption proceeds will be paid to Institutions as agreed with N&B Management, but in any case within three business days (under unusual circumstances the Fund may take longer, as permitted by law).


    - The Fund may suspend redemptions or postpone payments on days when the NYSE is closed (besides weekends and holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

    - Some Institutions may charge their clients a fee in connection with redemptions of Fund shares.


    - Through an account with an Institution, you may be able to exchange shares of the Fund for shares of another Neuberger&Berman Fund. Investors should consult their Institution for more details.

SHARE PRICES AND NET ASSET VALUE

    The Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAVs for the Fund and Portfolio are calculated by subtracting liabilities from total assets (in the case of the Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of the Fund, its percentage interest in the Portfolio, multiplied by the Portfolio's NAV, plus any other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. The Fund and Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

    The Portfolio values its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the trustees of Managers Trust believe accurately reflects fair value. The Portfolio periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

DIVIDENDS, OTHER DISTRIBUTIONS,
AND TAXES

    The Fund distributes substantially all of its share of any net investment income (net of the Fund's expenses), any net capital gains from investment transactions and any net gains from foreign currency transactions earned or realized by the Portfolio. Income dividends are declared daily for the Fund at the time its NAV is calculated and are paid monthly, and net realized gains, if any, are normally distributed annually in December. Investors who are considering the purchase of Fund shares in December should take this into account because of the tax consequences of such distributions. Income dividends will accrue beginning on the day after an investor's purchase order is converted to "federal funds."

----------------------------------
            Distribution Options
--------------------------------------------------------------------------------

    REINVESTMENT IN SHARES. All dividends and other distributions, if any, paid on shares of the Fund are automatically reinvested in additional shares of the Fund, unless an Institution elects to receive them in cash. Dividends are reinvested at the Fund's per share NAV on the last business day of each month. Each other distribution is reinvested at the Fund's per share NAV, usually as of the date the distribution is payable.

    DISTRIBUTIONS IN CASH. An Institution may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, or to receive all dividends and other distributions in cash.

-------------------
            Taxes
--------------------------------------------------------------------------------

    The Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will be relieved of federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.
    An investment has certain tax consequences, depending on the type of account. FOR AN ACCOUNT UNDER A QUALIFIED RETIREMENT PLAN OR AN INDIVIDUAL RETIREMENT ACCOUNT, TAXES ARE DEFERRED.
    TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared. Investors who buy Fund shares just before the Fund deducts a distribution from its NAV will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

    For federal income tax purposes, income dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long the shares have been held. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before the shares were purchased. The Portfolio may invest in municipal securities. Any distributions of income derived from these securities, however, are not tax-exempt, because the Portfolio does not invest the percentage of its assets in municipal securities required under federal tax law in order for the Fund to be eligible to distribute tax-free income.
    Every January, the Fund will send each Institution that is a shareholder therein a statement showing the amount of distributions paid (or deemed paid) in the previous year. Information accompanying that statement will show the portion, if any, of those distributions that generally are not subject to state and local income taxes.

    TAXES ON REDEMPTIONS. Capital gains realized on redemption of Fund shares, including redemptions in connection with exchanges to other Neuberger&Berman Funds, are subject to tax. A capital gain or loss is the difference between the amount paid for shares (including the amount of any dividends and other distributions that were reinvested) and the amount received when shares are sold.
    When an Institution sells shares, it will receive a confirmation statement showing the number of shares sold and the price. Every January, Institutions will also receive a consolidated transaction statement for the previous year.
    Each Institution is required annually to send investors in its accounts statements showing distribution and transaction information for the previous year.
    The foregoing is only a summary of some of the important income tax considerations affecting the Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, investors should consult their tax advisers.

MANAGEMENT AND ADMINISTRATION

-------------------------------
            Trustees and Officers
--------------------------------------------------------------------------------
    The trustees of the Trust and the trustees of Managers Trust, who are currently the same individuals, have oversight responsibility for the operations of the Fund and the Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trust and of Managers Trust. The trustees and officers of the Trust and of Managers Trust who are officers and/or directors of N&B Management and/or principals of Neuberger&Berman serve without compensation from the Fund or the Portfolio. The trustees of the Trust and of Managers Trust, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Managers Trust, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and Managers Trust, including, if necessary, creating a separate board of trustees of Managers Trust.

--------------------------------------------------
            Investment Manager, Administrator,
            Distributor, and Sub-Adviser
--------------------------------------------------------------------------------
    N&B Management serves as the investment manager of the Portfolio, as administrator of the Fund, and as distributor of the shares of the Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the Portfolio, N&B Management currently serves as investment manager of other mutual funds. Neuberger&Berman, which acts as sub-adviser for the Portfolio and other mutual funds managed by N&B Management, also serves as investment adviser of one other investment company. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $15.2 billion as of December 31, 1996.
    As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolio. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and may act as the Portfolios' principal broker to the extent that a broker is used in the purchase and sale of portfolio securities and the sale of covered call options. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $44.7 billion of assets as of December 31, 1996. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman.
    Theodore P. Giuliano and Thomas G. Wolfe. Mr. Giuliano is the President and a Trustee of the Trust and of Managers Trust, and is a principal of Neuberger&Berman and a director and Vice President of N&B Management. Mr. Giuliano is the Manager of the Fixed Income Group of Neuberger&Berman, which he helped to establish in 1984. The Fixed Income Group manages fixed income accounts that had approximately $10.5 billion of assets as of December 31, 1996.

    Mr. Wolfe has been primarily responsible for the Portfolio since October 1995. Mr. Wolfe has been a Senior Portfolio Manager in the Fixed Income Group since July 1993, Director of Fixed Income Credit Research since July 1993 and a Vice President of N&B Management since October 1995. From November 1987 to June 1993, he was Vice President in the Corporate Finance Department of Standard & Poor's.
    The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
    To mitigate the possibility that the Portfolio will be adversely affected by employees' personal trading, the Trust, Managers Trust, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

---------------
            Expenses
--------------------------------------------------------------------------------
    N&B Management provides investment management services to the Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. For investment management services, the Portfolio pays N&B Management a fee at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.
    N&B Management provides administrative services to the Fund that include furnishing similar facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the Fund pays N&B Management a fee at the annual rate of 0.50% of the Fund's average daily net assets. With the Fund's consent, N&B Management may subcontract to Institutions some of its responsibilities to the Fund under the administration agreement and may compensate each Institution that provides such services at an annual rate of up to 0.25% of the value of Fund shares held through that Institution. During its 1996 fiscal year, the Fund accrued administration fees and a pro rata portion of the Portfolio's management fees (prior to any expense reimbursement) of 0.75% of the Fund's average daily net assets.

    The Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. The Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include, but are not limited to, for the Fund and Portfolio, legal and accounting fees and compensation for trustees who are not affiliated with N&B Management; for the Fund, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Portfolio, custodial fees for securities.
    See "Expense Information -- Annual Fund Operating Expenses" for information about how these fees and expenses may affect the value of your investment.
    N&B Management has voluntarily undertaken to reimburse the Fund for its Total Operating Expenses, which include its pro rata share of the Portfolio's Total Operating Expenses, which exceed, in the aggregate, the following percentage per annum of the Fund's average daily net assets:

--------------------------------------------------------------------------------
Neuberger&Berman LIMITED MATURITY Bond Trust                                   0.80%

    N&B Management may terminate this undertaking to the Fund by giving at least 60 days' prior written notice to the Fund. The effect of reimbursement by N&B Management is to reduce the Fund's expenses and thereby increase its total return.
    During its 1996 fiscal year, the Fund bore aggregate operating expenses as a percentage of its average daily net assets (after taking into consideration N&B Management's expense reimbursement for each Fund), as follows:

--------------------------------------------------------------------------------
Neuberger&Berman LIMITED MATURITY Bond Trust                                   0.80%

---------------------
            Transfer Agent
--------------------------------------------------------------------------------
    The Fund's transfer agent is State Street Bank and Trust Company ("State Street"). State Street administers purchases, redemptions, and transfers of Fund shares with respect to Institutions and the payment of dividends and other distributions to Institutions. All correspondence should be sent to Neuberger&Berman Management Inc., Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INFORMATION REGARDING
ORGANIZATION, CAPITALIZATION, AND
OTHER MATTERS

--------------
            The Fund
--------------------------------------------------------------------------------

    The Fund is the only series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of May 6, 1993. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly known as a mutual fund. The Fund invests all of its net investable assets in the Portfolio, receiving a beneficial interest in the Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of a series belong only to that series, and the liabilities of a series are borne solely by that series and no other.

    DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and nonassessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

    SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The trustees will call special meetings of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

    CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

-------------------
            The Portfolio
--------------------------------------------------------------------------------

    The Portfolio is a separate series of Managers Trust, a New York common law trust organized as of December 1, 1992. Managers Trust is registered under the 1940 Act as a diversified, open-end management investment company. Managers Trust has seven separate portfolios. The assets of each portfolio belong only to that portfolio, and the liabilities of each portfolio are borne solely by that portfolio and no other.
    THE FUND'S INVESTMENT IN THE PORTFOLIO. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in the Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.

    The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Portfolio. A mutual fund that is a series of Neuberger&Berman Income Funds ("N&B Income Funds"), Neuberger&Berman LIMITED MATURITY Bond Fund, invests all of its net investable assets in the Portfolio. The shares of each series of N&B Income Funds are available for purchase by members of the general public.

    The Portfolio may also permit other investment companies and/or other institutional investors to invest in it. All investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. The Trust does not sell its shares directly to members of the general public. Other investors in the Portfolio (including the series of N&B Income Funds) that might sell shares to members of the general public are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and (except N&B Income Funds) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any fund that invests in the Portfolio is available from N&B Management by calling 800-877-9700.
    The trustees of the Trust believe that investment in the Portfolio by a series of N&B Income Funds or by other potential investors in addition to the Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders.

    The Fund may withdraw its entire investment from the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.
    INVESTOR MEETINGS AND VOTING. The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.
    CERTAIN PROVISIONS. Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

DESCRIPTION OF INVESTMENTS

    In addition to the securities referred to in "Investment Programs" herein, the Portfolio, as indicated below, may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments and on other types of investments which the Portfolio may make, see the SAI.

    GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Fannie Mae (formerly, Federal National Mortgage Association), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association ("SLMA") and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

    INFLATION-INDEXED SECURITIES. The Portfolio may invest in U.S. Treasury securities whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Portfolio holds the security, the Portfolio may earn less on it than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase until the security matures. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

    VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities have interest rate adjustment formulas that may help to stabilize their market value. Many of these instruments carry a demand feature which permits the Portfolio to sell them during a determined time period at par value plus accrued interest. The demand feature is often backed by a credit instrument, such as a letter of credit, or by a creditworthy insurer. The Portfolio may rely on the credit instrument or the creditworthiness of the insurer in purchasing a variable or floating rate security. For purposes of determining its dollar-weighted average maturity, the Portfolio calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act.

    REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, the Portfolio buys a security from a Federal Reserve member bank or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations (but not limitations as to maturity or duration). The Portfolio also may lend portfolio securities to banks, brokerage firms or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of borrowers and repurchase agreement sellers.

    ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Portfolio may experience difficulty in valuing or disposing of illiquid securities. N&B Management determines the liquidity of the Portfolio's securities, under general supervision of the trustees of Managers Trust.

    RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Portfolio may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S of the 1933 Act. Foreign securities that are freely tradeable in their principal market are not considered restricted securities even if they are not for sale in the United States. Restricted securities are generally considered illiquid. N&B Management, acting pursuant to guidelines established by the trustees of Managers Trust, may determine that some restricted securities or Rule 144A securities are liquid.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. In a reverse repurchase agreement, the Portfolio sells securities to a bank or securities dealer and simultaneously agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Portfolio continues to receive principal and interest payments on the securities. The Portfolio will maintain a segregated account consisting of cash or appropriate liquid securities to cover its obligations under reverse repurchase agreements. Dollar rolls are similar to reverse repurchase agreements. In a dollar roll, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Portfolio forgoes principal and interest payments on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements and dollar rolls may increase fluctuations in the Portfolio's and its corresponding Fund's NAV and may be viewed as a form of leverage. N&B Management monitors the creditworthiness of the parties to reverse repurchase agreements and dollar rolls.

    WHEN-ISSUED TRANSACTIONS. In a when-issued transaction, the Portfolio commits to purchase securities that will be issued at a future date (generally within three months) in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When-issued securities may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuation in a Fund's NAV.

    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent interests in, or are secured by and payable from, pools of mortgage loans, including collateralized mortgage obligations. These securities include U.S. Government Agency mortgage-backed securities, which are issued or guaranteed by a U.S. Government agency or instrumentality (though not necessarily backed by the full faith and credit of the United States), such as GNMA, Fannie Mae, and FHLMC certificates. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans. These issuers include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement. Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other noncallable debt securities. N&B Management determines the effective life of mortgage-backed securities based on industry practice and current market conditions. If N&B Management's determination is not borne out in practice, it could positively or negatively affect the value of the Portfolio when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

    ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets, such as consumer loans, CARS(SM)

("Certificates for Automobile Receivables"), credit card receivables, and installment loan contracts. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case of mortgage-backed securities.

    The Portfolio may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Portfolio.

    FOREIGN INVESTMENTS. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign securities may be affected by potentially adverse local, political, economic, social or diplomatic developments in foreign countries, the investment significance of which may be difficult to discern. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may be difficult to invoke legal process or enforce contractual obligations abroad. The Portfolio may invest in foreign securities denominated in or indexed to foreign currencies. Such securities may also be affected by special risks, such as governmental regulation of foreign exchange transactions and the fluctuation of the foreign currencies relative to the U.S. dollar which could result in losses, irrespective of the performance of the underlying investment. In addition, the Portfolio may enter into forward foreign currency contracts or futures contracts (agreements to exchange one currency for another at a specified price at a future date) and related options to manage currency risks and to facilitate transactions in foreign securities. Although these contracts can protect the Portfolio from adverse exchange rate changes, they involve a risk of loss if N&B Management fails to predict foreign currency values correctly; see the discussion of Hedging Instruments, below.

    PUT AND CALL OPTIONS, FUTURES CONTRACTS, AND OPTIONS ON FUTURES CONTRACTS. The Portfolio may try to reduce the risk of securities price changes (hedge) or manage portfolio duration by (1) entering into interest-rate futures contracts traded on futures exchanges and (2) purchasing and writing options on futures contracts. The Portfolio also may write covered call options and purchase put options on debt securities in its portfolio or on foreign currencies for hedging purposes or for the purpose of producing income. The Portfolio will write a call option on a security or currency only if it holds that security or currency or has the right to obtain the security or currency at no additional cost. These investment practices involve certain risks, including price volatility and a high degree of leverage. The Portfolio may engage in transactions in futures contracts and related options only as permitted by regulations of the Commodity Futures Trading Commission.
    The primary risks in using put and call options, futures contracts, options on futures contracts, forward foreign currency contracts or options on foreign currencies ("Hedging Instruments") are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held by the Portfolio and the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the use of Hedging Instruments is a highly specialized activity that involves skills, techniques, and risks (including price volatility and a high degree of leverage) different from those associated with selection of the Portfolio's securities; and (4) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. When the Portfolio uses Hedging Instruments, the Portfolio will place cash or appropriate liquid securities in a segregated account, or will cover its position, to the extent required by SEC staff policy. Another risk of Hedging Instruments is the possible inability of the Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of these instruments. Losses that may arise from certain futures transactions are potentially unlimited.

    MUNICIPAL OBLIGATIONS. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and other private activity bonds -- the interest on which may be a tax preference item for purposes of the federal alternative minimum tax -- which are issued by or on behalf of public authorities and are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements. Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are underway that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers.

    ZERO COUPON SECURITIES. Zero coupon securities do not pay interest currently; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change. In calculating their daily income, the Portfolio accrues a portion of the difference between a zero coupon security's purchase price and its face value.

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER,
ADMINISTRATOR,
AND DISTRIBUTOR
Neuberger&Berman Management
Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Institutional Services
605 Third Avenue
2nd Floor
New York, NY 10158-0180
800-877-9700

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman, Neuberger&Berman Management Inc., and Neuberger&Berman Limited Maturity Bond Trust are service marks or registered trademarks of Neuberger&Berman, LLC or Neuberger&Berman Management Inc.
(C) 1997 Neuberger&Berman Management Inc.

                           KIRKPATRICK & LOCKHART LLP
                        1800 Massachusetts Avenue, N.W.
                                   2nd Floor
                             Washington, D.C. 20036


                                February 4, 1998


EDGAR FILING
------------


U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:   Neuberger&Berman Income Trust
                        --Neuberger&Berman Limited Maturity Bond Trust 1933 Act File No. 33-62872
                        1940 Act File No. 811-7724
                        --------------------------

Dear Sir or Madam:

      Transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement dated February 4, 1998 to the current Prospectus, dated February 3, 1997, of Neuberger & Berman Income Trust ("Registrant"). The Supplement consists of a separate Prospectus for Neuberger & Berman Limited Maturity Bond Trust, a series of the Registrant. The Supplement presents in a different format certain information disclosed in the Registrant's current Prospectus.

      Please contact me at (202) 778-9223 or Lori L. Schneider at (202) 778-9305 with any questions you may have about this filing. Thank you for your attention.

                                       Sincerely,

                                       /s/ Fatima Sulaiman
                                       -------------------------
                                       Fatima Sulaiman